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                                                                    EXHIBIT 23.1

                         CONSENT OF ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated November 12, 1999, included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, File No. 333-49051.

                                                         /s/ ARTHUR ANDERSEN LLP

Vienna, VA
December 28, 1999